Exhibit 4.43

ADHEREX TECHNOLOGIES INC.

This Certificate, and the Warrants evidenced hereby, will be void and of no value unless exercised on or before 5:00 p.m. (Toronto time) on February 21, 2010.

February 21, 2007	CUSIP No.: 00686R150
ISIN No.: CA00686R1507

NO.	WARRANTS

WARRANT TO PURCHASE COMMON SHARES

THIS IS TO CERTIFY THAT for value received                 , the registered holder hereof is entitled for each whole Warrant represented hereby to purchase one fully paid and non-assessable common share (“Common Share”) in the capital of Adherex Technologies Inc. (the “Company”) at a price per share of US$0.40, subject to adjustment as hereinafter referred to.

Such right to purchase may be exercised by the registered holder hereof at any time on the date of issue hereof up to and including 5:00 p.m. (Toronto time) on February 21, 2010 (the “Warrant Expiry Time”) by surrender of this Warrant Certificate to Computershare Trust Company of Canada (the “Warrant Agent”) at the principal transfer offices of the Warrant Agent in Toronto, Ontario, together with the subscription form attached hereto as Appendix A duly executed and completed for the number of Common Shares which the holder hereof is entitled to purchase and the purchase price of such Common Shares as herein provided.

This Warrant Certificate and such payment shall be deemed not to have been surrendered and made except upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Warrant Agent at the office specified above.

The purchase price of Common Shares subscribed for hereunder shall be paid by certified cheque, money order or bank draft in lawful money of the United States payable to the order of the Company at par in the city where this Warrant Certificate is delivered.

Certificates for the Common Shares subscribed for will be mailed to the persons specified in the subscription form at their respective addresses specified therein or, if so specified in such subscription form, delivered to such persons at the office where the applicable Warrant Certificate was surrendered, when the transfer registers of the Company have been open for five business days after the due surrender of such Warrant Certificate and payment as aforesaid. In the event of a purchase of a number of Common Shares fewer than the number which can be purchased pursuant to this Warrant Certificate, the holder shall be entitled to receive without charge a new Warrant Certificate in respect of the balance of such Warrants.

This Warrant Certificate and other Warrant Certificates are issued under and pursuant to a certain warrant indenture (herein referred to as the “Indenture”) dated February 21, 2007 between the Company and the Warrant Agent, to which Indenture and any instruments supplemental thereto reference is hereby made for a description of the terms and conditions upon which such Warrant Certificates are issued and are to be held all to the same effect as if the provisions of the Indenture and all instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Warrant Certificate by acceptance hereof assents. The

Company will furnish to the holder of this Warrant Certificate, upon request and without charge, a copy of the Indenture. Capitalized terms not otherwise defined herein have the meaning ascribed to them in the Indenture.

Subject to the Company’s right to purchase the Warrants under the Indenture and to any restriction under applicable law or policy of any applicable regulatory body, the Warrants and Warrants Certificates and the rights thereunder shall only be transferable by the registered holder hereof in compliance with the conditions prescribed in the Indenture and the due completion, execution and delivery of a Transfer Form (in the form attached hereto as Appendix B) in accordance with the terms of the Indenture. THE TRANSFER OF THE WARRANTS EVIDENCED HEREBY MAY BE RESTRICTED BY APPLICABLE SECURITIES LAWS. HOLDERS ARE ADVISED TO CONSULT THEIR LEGAL COUNSEL IN THIS REGARD.

Neither the Warrants evidenced by this Warrant Certificate nor the Common Shares issuable upon the exercise thereof have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and may not be offered or sold to a person in the United States, except pursuant to an exemption from registration under the U.S. Securities Act. Compliance with the securities laws of any jurisdiction is the responsibility of the holder of this Warrant Certificate or its transferee. Accordingly, all certificates representing the Common Shares issued to a U.S. Person or to any person in the United States upon exercise of this Warrant Certificate will have the following legend endorsed thereon:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO ADHEREX TECHNOLOGIES INC. (THE “COMPANY”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER, OR (2) THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF APPLICABLE, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AFTER, IN THE CASE OF PROPOSED TRANSFERS PURSUANT TO CLAUSES (C) OR (D), PROVIDING A LEGAL OPINION SATISFACTORY TO THE COMPANY TO THE EFFECT THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. PROVIDED THAT THE

COMPANY IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF SALE, A NEW CERTIFICATE BEARING NO LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE COMPANY’S REGISTRAR AND TRANSFER AGENT AND THE COMPANY, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

provided that:

(i)	if any such securities are being sold under clause (B) of the above legend and in compliance with Canadian local laws and regulations, and provided that the Company is a “foreign issuer” within the meaning of Regulation S at the time of sale, the legend may be removed by providing a declaration to the Company and Computershare Trust Company of Canada, as registrar and transfer agent, in the form attached as Appendix C to this Warrant Certificate to the effect that the Shares are being sold in compliance with Rule 904 of Regulation S, together with any documentation as may be required by the Company or its transfer agent to the effect that an exemption from the registration requirements of the U.S. Securities Act is available; and

(ii)	if any such securities are being sold under clause (C) or (D) of the above legend, the legend may be removed by delivery to the Company and Computershare Trust Company of Canada of an opinion of counsel, of recognized standing reasonably satisfactory to the Company, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

The holding of this Warrant Certificate shall not constitute the holder hereof a holder of Common Shares nor entitle him to any right of interest in respect thereof.

The Indenture provides for adjustment in the number of Common Shares to be delivered upon the exercise of the right of purchase hereby granted and to the Exercise Price in certain events therein set forth.

The Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions by the warrantholders entitled to purchase a specified majority of the Common Shares which may be purchased pursuant to all then outstanding Warrants.

The holder of this Warrant Certificate may at any time up to and including the Warrant Expiry Time upon the surrender hereof to the Warrant Agent at its principal transfer offices in Toronto, Ontario, and payment of any charges provided for in the Indenture, exchange this Warrant Certificate for other Warrant Certificates entitling the holder to subscribe in the aggregate for the same number of Common Shares as is expressed in this Warrant Certificate.

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been countersigned by the Warrant Agent for the time being under the Indenture.

Nothing contained herein or in the Indenture shall confer any right upon the holder hereof or any other person to subscribe for or purchase any Common Shares of the Company at any time subsequent to the Warrant Expiry Time. After the Warrant Expiry Time this Warrant Certificate and all rights thereunder shall be void and of no value.

Time is of the essence hereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF this Warrant Certificate has been executed on behalf of Adherex Technologies Inc. as of the 21st day of February, 2007.

ADHEREX TECHNOLOGIES INC.

By:
Authorized Signing Officer

Countersigned:

COMPUTERSHARE TRUST COMPANY OF CANADA

Dated:	By:
Authorized Signing Officer

APPENDIX “A” TO WARRANT CERTIFICATE

EXERCISE FORM

By Mail, Registered Mail, by Hand or by Courier

TO:	Computershare Trust Company of Canada

100 University Avenue

9th Floor

Toronto, Ontario M5J 2Y1

The undersigned registered holder of the within Warrant Certificate, subject to that certain warrant indenture (the “Indenture”) dated as of February 21, 2007 between Adherex Technologies Inc. (the “Company”) and Computershare Trust Company of Canada, as Warrant Agent, hereby:

a)	subscribes for common shares (“Common Shares”) (or such number of Common Shares or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto under the Indenture) of the Company at the price per share of US$0.40 (or such adjusted price which may be in effect under the provisions of the Indenture) and in payment of the exercise price encloses a certified cheque, money order or bank draft, in any case in lawful money of the United States payable to “Adherex Technologies Inc.”; and

b)	delivers herewith the above-mentioned Warrant Certificate entitling the undersigned to subscribe for the above-mentioned number of Common Shares.

The undersigned hereby directs that the said Common Shares be registered as follows:

Name(s) in full	Address(es) (including Postal Code)	Number(s) of Common Shares

The undersigned represents that it (A) has had access to such current public information concerning the Company as it considered necessary in connection with its investment decision, and (B) understands that the securities issuable upon exercise hereof have not and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).

The undersigned represents, warrants and certifies as follows (one of the following must be checked):

A.    ☐ The undersigned holder at the time of exercise of this Warrant (i) is not in the United States as defined in Regulation S under the U.S. Securities Act (“Regulation S”); (ii) is not a U.S. Person as defined in Regulation S; (iii) is not exercising this Warrant on behalf of, or for the account or benefit of a U.S. Person or a person in the United States; and (iv) did not receive an offer to exercise this Warrant or execute or deliver this Subscription Form in the United States, and has, in all other respects, complied with the terms of Regulation S or any successor rule or regulation.

B.    ☐ The undersigned holder was the original purchaser of the Warrant being exercised directly from the Company and is resident in the United States or is a U.S. Person who is a resident of the jurisdiction referred to in the address appearing below, and is an accredited investor (an “Accredited Investor”) as such term is described in Regulation D under the U.S. Securities Act and has completed the U.S. Accredited Investor Status Certificate in the form attached to this Exercise Form as Exhibit “A”; or

C.    ☐ The undersigned holder is resident in the United States or is a U.S. Person and has delivered to the Company and the Company’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Company) or such other evidence satisfactory to the Company to the effect that with respect to the securities to be delivered upon exercise of this Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

The undersigned holder understands that unless box A above is checked, the certificate representing the Common Shares will bear a legend in the form required by the Warrant Certificate restricting transfer without registration under or exemption from the U.S. Securities Act and applicable state securities laws.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box B or C above is checked.

If the undersigned has indicated that the undersigned is an Accredited Investor by marking box B above, the undersigned represents and warrants to the Company that:

1.	the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares subscribed for herein, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (y) if the undersigned holder, or any Beneficial Owner, is a Company or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (z) each Beneficial Owner, if any, is an Accredited Investor; and

3.	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is an Accredited Investor by marking box B above, the undersigned also acknowledges and agrees that:

1.	the Company has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Company as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares subscribed for herein;

2.	if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares subscribed for herein, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Company;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144, if available, thereunder and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares subscribed for herein are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of (c) or (d), it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company confirming that such sale is exempt from the registration requirements of the U.S. Securities Act;

3.	the Common Shares subscribed for herein are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Company has no obligation to register any of the Common Shares subscribed for herein or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.	the certificates representing the Common Shares subscribed for herein (and any certificates issued in exchange or substitution for such Common Shares) will bear a legend, in the form required by the certificate representing the Warrants, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available; and

6.	it consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Form.

DATED this      day of             , 20    .

Signature of Warrantholder guaranteed by:

(Signature of Warrantholder)

(Print Name of Warrantholder)*

(Address of Warrantholder in full)

(*The name of the Warrantholder must correspond with the name upon the face of the certificate in every particular and the Company reserves the right to require reasonable assurance that such signature is genuine and effective.)

Instructions

1.	The registered holder may exercise its right to receive Common Shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised along with a certified cheque, money order or bank draft in lawful money of the United States payable to the order of the Company at par in an amount equal to the exercise price applicable at the time of such surrender in respect of each Common Share which the Warrantholder desires to acquire (being not more than those which the Warrantholder is entitled to acquire pursuant to the Warrants represented by the Warrant Certificate so surrendered) to Computershare Trust Company of Canada, at its principal offices at:

By Mail, Registered Mail, by Hand or by Courier

Computershare Trust Company of Canada

100 University Avenue

9th Floor

Toronto, Ontario M5J 2Y1

2.	The certificates will be mailed by registered mail to the address appearing in this Exercise Form.

3.	If Common Shares are issued to a person other than the registered Warrantholder, the signature of that person must be signature guaranteed by a Schedule 1 Canadian Chartered Bank or a major trust company or by a medallion signature guarantee from a member of a recognized signature medallion guarantee program and the Transfer Form must be completed.

4.	If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the Warrant Certificate must be accompanied by evidence of authority to sign satisfactory to the Warrant Agent and the Company.

The Warrants will expire at 5:00 p.m. (Toronto Time) on February 21, 2010 and must be exercised before that time, otherwise the same shall expire and be void and of no value.

EXHIBIT “A” TO THE WARRANT EXERCISE FORM

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of ADHEREX TECHNOLOGIES INC. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “U/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

(1)	Any bank as defined in Section 3(a)(2) of the U.S. Securities Act of 1933, as amended (the “1933 Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; or any insurance company as defined in Section 2(a)(13) of the 1933 Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the 1933 Act);

(2)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000;

(6)	Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(7)	Any entity in which all of the equity owners are Accredited Investors by virtue of satisfying one or more of the definitions above in paragraphs (1) through (6).

APPENDIX “B” TO THE WARRANT CERTIFICATE

TRANSFER FORM

FOR value received I/we (the “Transferor”) hereby sell, assign, and transfer unto:

(Name of Transferee)

(Address of Transferee)

(Social Insurance Number)
Warrants of
(Quantity & Class)

ADHEREX TECHNOLOGIES INC. (the “Company”)

represented by:
(List Certificate Numbers)

and the undersigned hereby irrevocably constitutes and appoints:

(Leave Blank)

the attorney to transfer the said Warrants on the books of the Company with full power of substitution in the premises.

The Transferor hereby certifies that (check either A or B):

(A)	The sale of the Warrants is being made in an offshore transaction outside of the United States in reliance on Rule 904 of Regulation S under the U.S. Securities Act of 1933, as amended (the “1933 Act”), and certifies that:

(1)	the Transferor is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company, or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”;

(2)	the offer of such securities was not made to a person in the United States and either at the time the buy order was originated, the transferee was outside the United States, or the Transferor and any person acting on the Transferor’s behalf reasonably believe that the transferee was outside the United States;

(3)	neither the Transferor nor any person acting on the Transferor’s behalf engaged in any directed selling efforts in connection with the offer and sale of the Warrants;

(4)	the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the Warrants are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act);

(5)	the Transferor does not intend to replace the securities sold in reliance on Rule 904 of the 1933 Act with fungible unrestricted securities; and

(6)	the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the 1933 Act.

(B)	This transfer of Warrants is being completed pursuant to an exemption from the registration requirements of the 1933 Act, in which case the Transferor has delivered or caused to be delivered by the Transferee a written opinion of U.S. legal counsel acceptable to the Company to the effect that the transfer of the Warrants is exempt from the registration requirements of the 1933 Act.

DATED this      day of             , 20    .

Signature Guaranteed By:

(Signature of Warrantholder)

(Name of Warrantholder, Please Print)

(Capacity of Authorized Representative)

Instructions:

1.	The signature on this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or change whatever.

2.	The signature must be guaranteed by a Canadian schedule 1 chartered bank, major Trust Company or by a member firm of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The stamp must bear the words “Signature Medallion Guaranteed”.

3.	In the United States of America, signature guarantees must be done by members of a Medallion Signature Guarantee Program only. Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of an acceptable Medallion Program.

TRANSFEREE ACKNOWLEDGMENT

In connection with this transfer (check one), the undersigned transferee (the “Transferee”) certifies that (check either A or B):

(A)	The Transferee hereby certifies that (i) it was not offered the Warrants while in the United States and did not execute this certificate while within the United States; and (ii) it is not a U.S. Person or a person within the United States and it is not acquiring any of the Warrants on behalf of a U.S. Person or any person within the United States.

(B)	The Transferor or Transferee is delivering a written opinion of U.S. Counsel acceptable to the Company to the effect that this transfer of Warrants has been registered under the 1933 Act or is exempt from registration thereunder.

(Signature of Transferee)

Date	Print full name

The Warrants and the securities issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the Warrant Certificate and the Exercise Form attached thereto. Any securities acquired pursuant to this exercise of Warrants shall be subject to applicable hold periods and any certificate representing such securities will bear restrictive legends, each in accordance with the Warrant Indenture dated February 21, 2007, between the Company and Computershare Trust Company of Canada that governs the Warrants and the Warrant Certificate.

APPENDIX “C” TO THE WARRANT CERTIFICATE

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	COMPUTERSHARE TRUST COMPANY OF CANADA

as registrar and transfer agent for Common Shares of

ADHEREX TECHNOLOGIES INC.

The undersigned (a) acknowledges that the sale of the securities of ADHEREX TECHNOLOGIES INC. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (b) certifies that (1) the undersigned is not an affiliate (as that term is defined in Rule 405 under the U.S. Securities Act) of the Company or a “distributor” (as that term is defined in Regulation S under the U.S. Securities Act), (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the undersigned and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (B) the transaction was executed in, on or through the facilities of the applicable Canadian stock exchanges designated in Regulation S or any other Designated Offshore Securities Market as defined in Regulation S under the U.S. Securities Act and neither the undersigned nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act) and (5) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:
Name of Seller

By:
Name:
Title:

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer,                                               (the “Seller”), dated                                         , with regard to our sale, for such Seller’s account, of the                                               Shares, represented by certificate number                                               (the “Shares”), of the Company

described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange and (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such Securities. Terms used herein have the meanings given to them by Regulation S.

Name of Firm

By:
Authorized Office